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Exhibit 10.1

FORM OF PURCHASE AGREEMENT

April            , 2004

Midway Games Inc.
2704 West Roscoe Street
Chicago, Illinois 60618

Ladies and Gentlemen:

        The undersigned,                        (the "Investor"), hereby confirms its agreement with you as follows:

          1.     This Purchase Agreement (the "Agreement") is made as of April    , 2004 between Midway Games Inc., a Delaware corporation (the "Company"), and the Investor.

          2.     The Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor            shares of common stock (the "Shares") of the Company, for a purchase price of $7.25 per share, or an aggregate purchase price of $                        . The Investor acknowledges that the offering of the Shares is not a firm commitment underwriting.

          3.     The completion of the purchase and sale of the Shares (the "Closing") shall occur on April 14, 2004 (the "time of purchase"). At the Closing, the Company shall deliver to the Investor, using customary book-entry procedures, the number of Shares as set forth above in Section 2, and the Investor shall deliver, or cause to be delivered, to the Company a Federal Funds wire transfer in the full amount of the purchase price for the Shares being purchased, such wire transfer to be made to the Company pursuant to instructions provided to you with this Agreement. The Company also shall deliver to the Investor and file with the Securities and Exchange Commission (the "Commission") a prospectus supplement (the "Supplement") with respect to the Registration Statement (as defined below) reflecting the offering of the Shares in conformity with the Securities Act (as defined below), including Rule 424(b) thereunder.

          4.     The Company hereby makes the following representations, warranties and covenants to the Investor:

            (a)   The Company is agreeing to issue and sell simultaneously herewith pursuant to the Registration Statement no less than            shares of Common Stock pursuant to identical agreements with other investors.

            (b)   Each of the Company and the Subsidiaries (as defined below) is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents, except where such violation would not, individually or in the aggregate, have a material adverse effect on the business, properties, financial condition or results of operations of the Company and the Subsidiaries taken as a whole or materially impair the Company's ability to perform its obligations under the Agreement (a "Material Adverse Effect"). For purposes of this Agreement, (i) "Subsidiary" means any Person organized in the United States in which the Company directly or indirectly owns 50% or more of the capital stock or holds 50% or more of the equity or similar interest and (ii) "Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

            (c)   The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereunder have been duly authorized by all necessary action on the part of the Company and no further consent or action is required by the Company, its Board of Directors or, assuming the accuracy of the representations contained in Section 0 hereof, its stockholders. This Agreement has been (or upon delivery will be) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as may be limited by any bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar law affecting the enforcement of creditors' rights generally or by general principles of equity.

            (d)   The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not (i) conflict with or violate any provision of the Company's or any Subsidiary's certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) subject to obtaining the Required Approvals (as defined below), conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations) and the rules and regulations of any self-regulatory organization to which the Company or its securities are subject, or by which any property or asset of the Company or a Subsidiary is bound or affected; except in each case, such as would not, individually or in the aggregate, have a Material Adverse Effect.

            (e)   Neither the Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of this Agreement, other than (i) the required filing of the Supplement, (ii) applicable state securities law filings, (iii) the filing of the listing application with the New York Stock Exchange, and (iv) in all other cases, where the failure to obtain such consent, waiver, authorization or order, or to give such notice or make such filing or registration would not, individually or in the aggregate, have a Material Adverse Effect (collectively, the "Required Approvals").

            (f)    The Shares are duly authorized and, when issued and paid for in accordance with the terms hereof, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens, encumbrances and rights of first refusal ("Liens"). The Company has reserved a sufficient number of duly authorized shares of Common Stock to issue all of the Shares. At the Closing, the Shares shall have been listed for trading on the New York Stock Exchange (the "Trading Market"). For a period of one (1) year from the date hereof, the Company shall take such reasonable actions necessary to maintain the Common Stock's authorization for listing on the Trading Market or quotation on the NASDAQ.

            (g)   The Company's Registration Statement on Form S-3 (No. 333-113077) (including all information or documents incorporated by reference therein or contained in the Supplement, the "Registration Statement") was declared effective by the Commission on March 18, 2004. The Registration Statement is effective on the date hereof and the Company has not received notice that the Commission has issued or intends to issue a stop order with respect to the Registration Statement or that the Commission otherwise has suspended or withdrawn the effectiveness of the Registration Statement, either temporarily or permanently, or intends or has threatened in writing to do so. The "Plan of Distribution" section in the Registration Statement describes the issuance and sale of the Shares. The Registration Statement, as of the time it was declared effective, and any amendments or supplements thereto, and any prospectus included therein, including the Supplement to be filed covering the transactions contemplated hereby, complied in all material respects with the requirements of the Securities Act (as defined below) and the Exchange Act (as defined below) and the rules and regulations of the Commission promulgated thereunder, as applicable, and none of such Registration Statement or any such Supplement contains or, at the time of filing contained any untrue statement of material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The offering, sale and issuance of the Shares to the Investor is registered under the Securities Act by the Registration Statement, and all of the Shares upon issuance to the Investor in accordance with this Agreement and the Registration Statement will vest the Investor with good and marketable title to such Shares and no action taken or omitted to be taken by the Company shall cause such Shares not to be freely transferable and tradable by the Investor without restriction. The Shares are being issued as described in the Registration Statement.

            (h)   The Company has not, in the two (2) years preceding the date hereof, received notice from the Trading Market to the effect that the Company is not in compliance with the listing or maintenance requirements thereof. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in material compliance with the listing and maintenance requirements for continued trading of the Common Stock on the Trading Market. The issuance and sale of the Shares hereunder does not conflict with or violate any rules or regulations of the Trading Market.

            (i)    The Company confirms that neither it nor, to the Company's knowledge, any other Person acting on its behalf has provided the Investor or its agents or counsel with any information that constitutes or might constitute material, nonpublic information. The Company understands and confirms that the Investor will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Investor regarding the Company, its business and the transactions contemplated hereby, including the Registration Statement and the Supplement, furnished by or on behalf of the Company are true and correct in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries or its or their business, properties, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed (assuming for this purpose that the Company's reports filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act") are being incorporated into the Registration Statement filed by the Company under the Securities Act of 1933, as amended (the "Securities Act")). The Company acknowledges and agrees that the Investor does not make and has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Agreement.

            (j)    The Company has filed all reports required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two (2) years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials being collectively referred to herein as the "SEC Reports" and, together with this Agreement, the "Disclosure Materials") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC

    Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, as subsequently amended, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports, as subsequently amended, comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments. All material agreements required to be filed pursuant to the rules of the Commission to which the Company or any Subsidiary is a party or to which the property or assets of the Company or any Subsidiary are subject are included as part of or specifically identified in the SEC Reports or the Registration Statement.

            (k)   Except as disclosed in the SEC Reports or the Registration Statement, (i) there has been no event, occurrence or development that, individually or in the aggregate, has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting or the identity of its auditors, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders other than scheduled dividends on the Company's preferred stock or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities to any officer or director, except pursuant to existing Company stock option and employee plans.

            (l)    Neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as would not, individually or in the aggregate, have a Material Adverse Effect.

            (m)  The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such certificates, authorizations or permits would not, individually or in the aggregate, have a Material Adverse Effect ("Material Permits"), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

            (n)   Except as disclosed in the SEC Reports or the Registration Statement, the Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them that is material to the business of the Company and the Subsidiaries and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases of which the Company and the Subsidiaries are in material compliance.

            (o)   The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary or material for use in connection with their respective businesses as described in the SEC Reports and the Registration Statement and which the failure to so have would, individually or in the aggregate, have a Material Adverse Effect (collectively, the "Intellectual Property Rights"). Neither the Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person, except as would not, individually or in the aggregate, have a Material Adverse Effect. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights, except as would not, individually or in the aggregate, have a Material Adverse Effect.

            (p)   The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

            (q)   Except as set forth in SEC Reports and the Registration Statement, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

            (r)   The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

            (s)   Based on the financial condition of the Company as of the date of the Closing, (i) the Company's fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Company's existing debts and other liabilities (including known contingent liabilities) as they mature; and (ii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).

            (t)    The Company shall not and shall cause each Person acting on behalf of the Company not to divulge to the Investor any information that it believes to be material, nonpublic information unless the Investor has agreed in writing to receive such information prior to such divulgence.

            (u)   The Investor shall not issue any press release or make any other public announcement relating to this Agreement unless (i) the content thereof is mutually agreed to by the Company and the Investor, or (ii) the Investor is advised by its counsel that such press release or public announcement is required by law. The Company shall (i) before the Trading Market opens on the next trading day after the date hereof, issue a press release, disclosing all material aspects of the transactions contemplated hereby and (ii) make such other filings and notices in the manner and time required by the Commission. The Company shall not identify the Investor by name in any press release or public filing, or otherwise publicly disclose the Investor's name, without the Investor's prior, written consent, unless the Company is advised in writing by outside counsel that disclosure of the Investor's name is required by law.

          5.     The Investor represents and warrants to the Company as follows: On the date hereof and at the time of purchase, the Investor, together with its affiliates (as that term is defined under Rule 405 of the Securities Act), does not beneficially own 5% or more of the Common Stock of the Company. The Investor is purchasing the Shares for its own account, in the ordinary course of its business and the Investor has no arrangement with any person to participate in the distribution of the Shares.

          6.     This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law.

          7.     This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

        Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Name of Investor:

By:

Print Name:

Title:

Address:

Tax ID No.:

Contact Name:

Telephone:

Name in which book-entry should be made (if different):

AGREED AND ACCEPTED: Midway Games Inc., a Delaware corporation
By:

Name:
Title:

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FORM OF PURCHASE AGREEMENT